UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                                October 23, 2003

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                            COVENANT TRANSPORT, INC.
             (Exact name of registrant as specified in its charter)



         Nevada                         0-24960                  88-0320154
(State or other jurisdiction    (Commission File Number)     (I.R.S. Employer
     of incorporation)                                       Identification No.)



                               400 Birmingham Hwy.
                              Chattanooga, TN 37419
          (Address of principal executive offices, including zip code)


                                 (423) 821-1212
                         (Registrant's telephone number,
                              including area code)





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Item 1.  Changes in Control of Registrant.

         Not applicable.

Item 2.  Acquisition or Disposition of Assets.

         Not applicable.

Item 3.  Bankruptcy or Receivership.

         Not applicable.

Item 4.  Changes in Registrant's Certifying Accountant.

         Not applicable.

Item 5.  Other Events and Regulation FD Disclosure.

         Not applicable.

Item 6.  Resignations of Registrant's Directors.

         Not applicable.

Item 7.  Financial Statements and Exhibits.

         (c) Exhibits.

         EXHIBIT
         NUMBER            EXHIBIT TITLE
--------------------------------------------------------------------------------
          99.1 Covenant Transport, Inc. press release announcing financial and operating results for the quarter and nine months ended September 30, 2003

Item 8.  Change in Fiscal Year.

         Not applicable.

Item 9.  Regulation FD Disclosure.

         Not applicable.



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Item 10. Amendments to the Registrant's Code of Ethics, or Waiver of a
         Provision of the Code of Ethics.

         Not applicable.

Item 11. Temporary Suspension of Trading Under Registrant's Employee Benefit Plans.

         Not applicable.

Item 12. Results of Operations and Financial Condition.

          On Thursday, October 23, 2003, Covenant Transport, Inc., a Nevada corporation (the "Company"), issued a press release (the "Press Release") announcing its financial and operating results for the quarter and nine months ended September 30, 2003, after the close of the market. The Company also will be holding a live conference call to discuss the Press Release and other matters on Friday, October 24, 2003, at 11:00 a.m. EST. The Press Release and the prepared remarks containing certain statistical and financial data that will be discussed on the conference call are available on the Company's website, www.covenanttransport.com, under "Investor Relations." A copy of the Press Release is attached to this report as Exhibit 99.1. Instructions on how to listen to the live conference call are available in the Press Release and also on the Company's website under "Conference Call Information."

           The information contained in this report and the exhibit hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

         The information in this report and the exhibit hereto may contain "forward-looking statements" that are made pursuant to the safe-harbor provisions of the Private Securities Litigation Reform Act of 1995 and otherwise may be protected. Such statements are made based on the current beliefs and expectations of the Company's management and are subject to significant risks and uncertainties. Actual results may differ from those anticipated by forward-looking statements. Please refer to the Company's Annual Report on Form 10-K and other filings with the Securities and Exchange Commission for information concerning risks, uncertainties and other factors that may affect future results.



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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     COVENANT TRANSPORT, INC.


Date: October 23, 2003               By:   /s/ Joey B. Hogan
                                        --------------------------------------
                                        Joey B. Hogan, Chief Financial Officer
                                        and Executive Vice President



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                                  EXHIBIT INDEX

  99.1 Covenant Transport, Inc. press release announcing financial and operating results for the quarter and nine months ended September 30, 2003